UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) AUGUST 10, 2004
                                                         ---------------

                               IQ BIOMETRIX, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)

           DELAWARE                 0-24001                76-0552098
           --------                 -------                ----------
(State or other jurisdiction     (Commission             (IRS Employer
of incorporation)                  File Number)          Identification No.)

39111 PASEO PADRE PARKWAY, SUITE 304 FREMONT, CALIFORNIA                94538
--------------------------------------------------------                -----
   (Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code (510) 795-2903


          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

         On August 10, 2004, IQ Biometrix, Inc. ("IQB") and Wherify Acquisition, Inc., a newly-formed wholly-owned subsidiary of IQB ("Merger Sub"), agreed to waive in its entirety the condition set forth in Section 12.3(c) of the Agreement and Plan of Merger dated April 14, 2004 (the "Merger Agreement") by and among IQB, Merger Sub and Wherify Wireless, Inc. ("Wherify") that required Wherify to have entered into a reseller, distribution or similar agreement with Radio Shack, Black and Decker, Lear, Sprint, AT&T or such other nationally recognized company acceptable to IQB on terms and conditions, including potential revenue opportunity, reasonably satisfactory to IQB and substantially as previously represented in writing by Wherify to IQB. In addition, Wherify agreed to waive in its entirety the condition set forth in Section 12.2(b) of the Merger Agreement that IQB shall have at least $4 million in cash or cash equivalents on its most recently regularly prepared balance sheet, and any shares of IQB's common stock issued in connection with a capital raising transaction after the date of this Agreement shall not have been sold at less than $1.00 per share (as adjusted for stock splits, stock dividends and similar events).

         On August 11, 2004, IQB and Wherify issued a joint press release announcing the waiver of these conditions. This press release is filed as
Exhibit 99.1 to this Form 8-K.

         On August 13, 2004, IQB and Wherify entered into Amendment No. 1 to Agreement and Plan of Merger which amended the Merger Agreement, including the following:

      1. The method of calculating the Exchange Ratio was amended to exclude from the calculation any shares of Wherify capital stock issued after the date of the Merger Agreement to one or more bona fide third party purchasers in an equity financing pursuant to which Wherify sells such shares with the principal purpose of raising capital;

      2. To allow Wherify to increase the number of shares issuable under its 1999 Stock Option Plan by 250,000 shares; and

      3. To allow Wherify to amend its articles of incorporation to increase the number of authorized shares of Series C Preferred Stock by 400,000 shares and to sell and issue such additional shares of Series C Preferred Stock on the same or better terms and conditions with respect to Wherify as such shares were sold by Wherify prior to the date of the Merger Agreement.

      A copy of the  Amendment No. 1 To Agreement and Plan of Merger is filed as
Exhibit 2.2 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

 2.2  Amendment No. 1 to Agreement and Plan of Merger dated August 13, 2004.

99.1 Press release announcing the waiver of conditions set forth in Merger Agreement.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


IQ BIOMETRIX, INC.

/s/ WILLIAM B. G. SCIGLIANO
-------------------------------
William B. G. Scigliano

President and Chief Executive Officer


Date: April 18, 2004